Valued Advisers Trust

BFS Equity Fund

Supplement to the Prospectus dated September 28, 2020

Supplement dated May 6, 2021

Special Meeting of Shareholders – BFS Equity Fund

            At a special meeting of the Board of Trustees (the “Board”) of the Valued Advisers Trust (the “Trust”) held on April 28, 2021, the Board approved a new investment advisory agreement between Bradley, Foster & Sargent, Inc. (the “Adviser”) and the Trust on behalf of the BFS Equity Fund (the “Fund”), subject to shareholder approval. At the same meeting, the Board also approved an interim investment advisory agreement with the Adviser to take effect upon the closing of the “Transaction” (as defined below). Pursuant to this interim investment advisory agreement, the Adviser can provide advisory services to the Fund for up to 150 days after the Transaction occurs until shareholders approve a new investment advisory agreement.

The Adviser has served as investment adviser to the Fund since the Fund’s inception in November of 2013 and has been an entirely employee-owned firm since the firm’s founding in 1994. The shareholders of the Adviser are engaging in an equity recapitalization to ensure firm continuity as certain founding shareholders move toward retirement from the firm (the “Transaction”). This Transaction will constitute a “change of control” of the Adviser that is deemed an “assignment,” as that term is defined under the Investment Company Act of 1940, as amended, which, in turn, will operate to automatically terminate the existing investment advisory agreement between the Trust and the Adviser. Under the interim investment advisory contract, there will be no change in the Adviser’s responsibilities, or the management fees paid by the Fund to the Adviser. All management fees under the interim investment advisory agreement will, however, be held in escrow pending the outcome of the shareholder meeting. If the new investment advisory agreement is not so approved, only the lesser of the costs incurred (plus interest) or the amount in the escrow account (including interest) will be paid to the Adviser.

No changes are planned to the portfolio management team or investment approach for the Fund following the Transaction. The Fund’s daily operations and investment activities are not expected to be affected in any way. Additionally, under the new investment advisory agreement, there will be no increase in any fees or expenses the Fund pays as a result of the Transaction or that you pay.

A special meeting of shareholders to consider the approval of the new investment advisory agreement is expected to occur on or about July 8, 2021.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

* * * * *

This Supplement and the Prospectus provide the information a prospective investor should know about the Fund and should be retained for future reference. You may obtain the Prospectus without charge by calling the Fund at (855) 575-2430.